SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Commission file number: 001-14236	(FelCor Lodging Trust Incorporated)
Commission file number: 333-39595-01	(FelCor Lodging Limited Partnership)

Date of Report (Date of earliest event reported): August 31, 2017

FelCor Lodging Trust Incorporated

(Rangers Sub I, LLC, as successor by merger to FelCor Lodging Trust Incorporated)

FelCor Lodging Limited Partnership

(Exact name of registrant as specified in its charter)

Maryland	(FelCor Lodging Trust Incorporated)	75-2541756
Delaware	(FelCor Lodging Limited Partnership)	75-2544994
(State or Other Jurisdiction of Incorporation or Organization)		(I.R.S. Employer Identification No.)

c/o RLJ Lodging Trust 3 Bethesda Metro Center Suite 1000 Bethesda, MD	75062
(Address of principal executive offices)	(Zip Code)

(301) 280-7777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on August 31, 2017 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated April 23, 2017, by and among RLJ Lodging Trust (“RLJ”), RLJ Lodging Trust, L.P. (“RLJ LP”), Rangers Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of RLJ LP (“REIT Merger Sub”), Rangers Sub II, LP, a Delaware limited partnership and an indirect wholly owned subsidiary of RLJ LP (“Partnership Merger Sub”), FelCor Lodging Trust Incorporated (“FelCor”) and FelCor Lodging Limited Partnership, a Delaware limited partnership (“FelCor LP”). Pursuant to the Merger Agreement, (i) at 11:55 p.m., Eastern time on August 31, 2017 (the “Partnership Merger Effective Time”), Partnership Merger Sub merged with and into FelCor LP, with FelCor LP surviving as an indirect wholly owned subsidiary of RLJ LP (the “Partnership Merger”), and (ii) at 11:56 p.m., Eastern time on August 31, 2017, (the “REIT Merger Effective Time”), FelCor merged with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly owned subsidiary of RLJ LP (the “REIT Merger” and, together with the Partnership Merger, the “Mergers”). The following events took place in connection with the consummation of the Mergers:

Item 1.01. Termination of a Material Definitive Agreement

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Mergers, FelCor LP repaid all amounts outstanding under its $400.0 million secured line of credit facility (the “Credit Facility”) with JPMorgan Chase Bank, N.A., as administrative agent for the lenders, the other lenders party thereto, Bank of America, N.A., as syndication agent, J.P. Morgan Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as joint lead arrangers and co-bookrunners, and BMO Harris Bank N.A., Compass Bank and US Bank National Association., as co-documentation agents. Effective upon such repayment, the credit agreement for the Credit Facility and all related loan documents were terminated and became null and void.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon completion of the REIT Merger, at the REIT Merger Effective Time, each issued and outstanding share of common stock, par value $0.01 per share, of FelCor (“FelCor Common Stock”) (other than shares held by any wholly owned subsidiary of FelCor or by RLJ or any of its subsidiaries) was converted into the right to receive 0.362 (the “Common Exchange Ratio”) common shares of beneficial interest, par value $0.01 per share, of RLJ (the “RLJ Common Shares”), and each issued and outstanding share of $1.95 Series A cumulative convertible preferred stock, par value $0.01 per share, of FelCor (the “FelCor Series A Preferred Stock”) was converted into the right to receive one share of $1.95 Series A Cumulative Convertible Preferred Shares, par value $0.01 per share, of RLJ (the “RLJ Series A Preferred Shares”), which has the same rights, preferences, privileges and voting powers as those of the FelCor Series A Preferred Stock.

Pursuant to the Merger Agreement, at the Partnership Merger Effective Time, each external limited partner of FelCor LP was entitled to elect to exchange its outstanding common limited partnership units in FelCor LP (the “FelCor LP Common Units”) for a number of newly issued RLJ Common Shares based on the Common Exchange Ratio.  At the Partnership Merger Effective Time, each outstanding FelCor LP Common Unit of any holder who did not make the foregoing election was converted into the right to receive a number of common limited partnership units in RLJ LP (the “RLJ LP Common Units”) based on the Common Exchange Ratio.  No fractional shares or units of RLJ Common Shares or RLJ LP Common Units were issued in the Mergers, and the value of any fractional interests was paid in cash.

RLJ issued approximately 50,358,215 RLJ Common Shares and 12,879,475 million Series A Preferred Shares to former FelCor common and preferred stockholders and former FelCor LP limited partners as consideration in the REIT Merger and the Partnership Merger, and RLJ LP issued approximately 220,876  limited partnership units in RLJ LP to former FelCor LP limited partners in the Partnership Merger (excluding units of RLJ LP issued in the Partnership Merger and held by RLJ following the REIT Merger). Based on the closing price of RLJ Common Shares on August 31, 2017 as reported on the New York Stock Exchange, the aggregate value of the consideration paid or payable to former holders of FelCor Common Stock and former FelCor LP limited partners who elected to receive RLJ Common Shares in the Mergers is approximately $1.02 billion.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement is only a summary and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to FelCor’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 25, 2017 and is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Mergers, FelCor notified the New York Stock Exchange (“NYSE”) on August 31, 2017 that (i) each share of FelCor Common Stock issued and outstanding immediately prior to the effective time of the REIT Merger was cancelled and converted into the right to receive 0.362 RLJ Common Shares and (ii) each share of FelCor Series A Preferred Stock issued and outstanding immediately prior to the effective time of the REIT Merger was cancelled and converted into the right to receive one RLJ Series A Preferred Share, and the NYSE has filed a notification of removal from listing on Form 25 with the SEC with respect to the FelCor Common Stock  and the FelCor Series A Preferred Stock  in order to effect the delisting of the FelCor Common Stock and the FelCor Series A Preferred Stock from the NYSE. Such delisting will result in the termination of the registration of the FelCor Common Stock and the FelCor Series A Preferred Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). FelCor intends to file a certificate on Form 15 requesting the deregistration of the FelCor Common Stock and the FelCor Series A Preferred Stock under Section 12(g) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders

The information provided in the Introductory Note and Items 2.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Partnership Merger Effective Time, each external limited partner of FelCor LP was entitled to exchange its FelCor LP Common Units for a number of newly issued RLJ Common Shares based on the Common Exchange Ratio.  At the Partnership Merger Effective Time, each outstanding FelCor LP Common Units of any holder who did not make the foregoing election was converted into the right to receive a number of RLJ LP Common Units based on the Common Exchange Ratio. At the Partnership Merger Effective Time, FelCor LP’s limited partners ceased to have any rights as limited partners of FelCor LP (other than the right to (i) exchange their FelCor LP Common Units for RLJ Common Shares or (ii) receive RLJ LP Common Units) and the external limited partners of FelCor LP will instead have the rights of a shareholder in RLJ or a limited partner of RLJ LP, as applicable.

In connection with the completion of the REIT Merger, each outstanding share of FelCor Common Stock (other than shares held by any wholly owned subsidiary of FelCor or by RLJ or any of its subsidiaries) was converted into the right to receive 0.362 RLJ Common Shares. At the REIT Merger Effective Time, FelCor’s stockholders immediately before the REIT Merger Effective Time ceased to have any rights as stockholders in FelCor (other than their right to receive RLJ Common Shares) and will instead have the rights of a shareholder in RLJ.

Item 5.01. Changes in Control of Registrant

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03, and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Partnership Merger Effective Time, as contemplated under the Merger Agreement, Partnership Merger Sub merged with and into FelCor LP, with FelCor LP surviving as an indirect wholly owned subsidiary of RLJ LP. The aggregate consideration paid in connection with the Partnership Merger consisted of approximately 5,722 newly issued RLJ Common Shares and 220,876 newly issued RLJ LP Common Units.

At the REIT Merger Effective Time, as contemplated under the Merger Agreement, FelCor merged with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly owned subsidiary of RLJ LP. The aggregate consideration paid in connection with the REIT Merger consisted of approximately 50,352,493 RLJ Common Shares and 12,879,475 RLJ Series A Preferred Shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the REIT Merger and pursuant to the Merger Agreement, FelCor merged with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly owned subsidiary of RLJ LP. All members of the Board of Directors of FelCor were removed as directors of FelCor effective at the REIT Merger Effective Time.

In addition, each executive officer of FelCor listed below was removed from the positions indicated beside such executive officer’s name effective as of the at the REIT Merger Effective Time:

• Steven R. Goldman	Chief Executive Officer

• Troy A. Pentecost	President and Chief Operating Officer

• Thomas C. Hendrick	Executive Vice President and Chief Investment Officer

• Michael C. Hughes	Executive Vice President and Chief Financial Officer

• Jonathan H. Yellen	Executive Vice President, General Counsel and Secretary

• Robert P. Carl	Senior Vice President and Director of Design & Construction

• Jeffrey D. Symes	Senior Vice President, Chief Accounting Officer and Treasurer

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the REIT Merger, FelCor ceased to exist and REIT Merger Sub continued as the surviving limited liability company.

On August 31, 2017, following consummation of the Partnership Merger, the Second Amended and Restated Agreement of Limited Partnership of FelCor LP was amended and restated in its entirety (the “Amended Partnership Agreement”). The Amended Partnership Agreement, among other items, includes governance provisions consistent with FelCor LP’s status as a wholly-owned subsidiary of RLJ LP following the effective time of the Partnership Merger. In addition, on September 1, 2017, the Certificate of Limited Partnership of FelCor LP was amended to reflect that the sole general partner of FelCor LP following the Partnership Merger is Rangers General Partner, LLC.

The foregoing descriptions of the Amended Partnership Agreement and the amendment to the Certificate of Limited Partnership are not complete and are subject to and qualified in their entirety by reference to the text of the Third Amended and Restated Agreement of Limited Partnership of FelCor LP and the text of the Certificate of Amendment to the Certificate of Limited

Partnership of FelCor LP, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events

On September 1, 2017, RLJ issued a press release announcing the completion of the Mergers. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits

               (d) The following exhibits are filed as part of this report:

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated April 23, 2017, by and among RLJ Lodging Trust, RLJ Lodging Trust, L.P., Rangers Sub I, LLC, Rangers Sub II, LP, FelCor Lodging Trust Incorporated and FelCor Lodging Limited Partnership (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on April 25, 2017)

3.1	Third Amended and Restated Agreement of Limited Partnership of FelCor LP, dated as of August 31, 2017

3.2	Certificate of Amendment to the Certificate of Limited Partnership of FelCor LP, dated September 1, 2017

99.1	Press Release, dated September 1, 2017

*****

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGERS SUB I, LLC,
as successor by merger to FelCor Lodging Trust Incorporated

September 1, 2017	By:	/s/ Frederick D, McKalip
Frederick D. McKalip
Vice President and Secretary

FELCOR LODGING LIMITED PARTNERSHIP

	By:	Rangers General Partner, LLC,
its General Partner

September 1, 2017	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Vice President and Secretary